UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2013

AMERICAN DG ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34493	04-3569304
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Item 3.02     Unregistered Sales of Equity Securities.
On August 28, 2013, after the closing of trading on the NYSE-MKT, American DG Energy Inc., or the Company, entered into a subscription agreement with Charles T. Maxwell, the Company's Chairman of the Board, or the Investor, selling to the Charles T. Maxwell IRA an aggregate of 300,000 shares of the Company's Common Stock, $.001 par value per share, or the Securities, at a purchase price of $1.55 per share for an aggregate purchase price of $465,000. The proceeds of this private placement will be used to fund additional installations of the Company's On-Site Utility energy systems and for general corporate and working capital purposes.

The Securities were offered and sold to the Investor in a private placement transaction made in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, or the Securities Act. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act.

The summary of the transaction set forth above does not purport to be complete. This summary is qualified in its entirety by reference to the full text of the Subscription Agreement attached as Exhibit 10.1.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such forward-looking statements involve substantial risks and uncertainties. All statements, other than statements of historical fact, included in this filing are forward-looking statements. Forward-looking statements include, among other things, our expected use of the proceeds of the private placement. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 10.1 -     Subscription Agreement, dated as of August 28, 2013, by and between the Company and Charles T. Maxwell IRA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 29, 2013	AMERICAN DG ENERGY INC.
By: /s/ Anthony S. Loumidis
Anthony S. Loumidis, Chief Financial Officer

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